UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2014

U.S. Rare Earth Minerals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-154912	26-2797630
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6430 Medical Center St., Suite 230, Las Vegas, Nevada		89148
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 503-551-1989

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors has voted to rescind its prior resolution to amend the articles of incorporation of U. S. Rare Earth Minerals, Inc. to provide for the authorization to issue up to one billion shares of common stock.  Therefore, the authorized number of shares of common stock shall remain at three hundred million shares and the articles of incorporation will not be amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTH MINERALS, INC.

Dated: August 26, 2014	By:	/s/ Michael Herod
Michael Herod President and Director

U.S. RARE EARTH MINERALS, INC.

Dated: August 26, 2014	By:	/s/ Larry Bonafide
Larry Bonafide Chief Financial Officer and Director